Exhibit 10.18

THE COMPANY HAS OMITTED THE EXHIBITS AND/OR SCHEDULES FROM THE MEMBERSHIP INTEREST PURCHAE AGREEMENT CONTAINED IN EXHIBIT 10.18 BECAUSE THEY ARE NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL

MEMBERSHIP INTEREST PURCHASE AGREEMENT

This Membership Interest Purchase Agreement (this "**Agreement**"), dated as of December 31, 2021 (the "**Execution Date**"), is entered into by and between (i) MariMed Advisors Inc., a Delaware corporation ("**Buyer**") and Jennifer DiPietro ("**Seller**"). Buyer and the Seller are sometimes referred to herein collectively as the "**Parties**," and each, a "**Party**."

Recitals

WHEREAS, the Seller owns, beneficially and of record, (i) 11,111 Class A membership units (the "**Mari Holdings Units**") of Mari Holdings MD LLC, a Massachusetts limited liability company ("**Mari Holdings**") and (ii) 24,123 Class A membership units (the "**MIA Units**," and together with the Mari Holdings Units, the "**Purchased Units**") of MIA Development LLC, a Massachusetts limited liability company ("**MIA**");

WHEREAS, Seller and her late husband, Richard DiPietro ("**Richard**"), jointly acquired the MIA Units pursuant to three (3) MIA Subscription Agreements dated September 28, 2015, December 16, 2015 and July 15, 2016 (the "**MIA Subscription Agreements**");

WHEREAS**,** Seller acquired all of Richard's right, title and interest in the MIA Units to Seller by Assignment of Membership Interest by and between Seller and Richard, dated December 26, 2019 (the "**Assignmen**t"), which Assignment was approved by the Managers of MIA pursuant to MIA's operating agreement;

WHEREAS, in the first "Whereas" clause of the Assignment, the Assignment inadvertently omitted a reference to a third Subscription Agreement, dated July 15, 2016;

WHEREAS, the intent of the Assignment was to transfer to Seller all of the MIA Units;

WHEREAS, Richard is deceased, there was no specific bequest of any MIA Units in his Last Will & Testament and Seller is the sole beneficiary of the rest and residue of his Estate;

WHEREAS, MIA's books and records indicate that Seller is the owner of all of the MIA Units;

WHEREAS, since the Assignment, Seller has received all distributions related to the MIA Units;

WHEREAS, the Seller desires to sell to Buyer, and Buyer desires to purchase from the Seller, the Purchased Units, upon the terms and subject to the conditions set forth herein;

WHEREAS, simultaneously with the execution of this Agreement, (i) MariMed Inc. ("**MariMed**") and (ii) Seller, Susan Zimmerman and Sophia Leonard-Burns (collectively, the "**Kind Members**") are entering into a Membership Interest Purchase Agreement pursuant to which MariMed will acquire from the Kind Members a 100% membership interest in Kind Therapeutics USA, LLC, a Maryland limited liability company (the "**Kind Purchase Agreement**"); and

WHEREAS, simultaneously with the execution of this Agreement, the Parties are entering into a Settlement and Release Agreement (the "**Settlement Agreement**") with respect to: (i) claims asserted by Seller directly and derivatively on behalf of Nominal Defendants Mari Holdings and MIA against Defendants Buyer, Robert Fireman and John Levine and counterclaims against Seller by Buyer directly and derivatively on behalf of Mari Holdings in a civil action pending in the Superior Court for Suffolk County, Massachusetts (the "**Massachusetts Court**") captioned *DiPietro v. MariMed Advisors, Inc., et al.*, CA 20-1865 (the "**Massachusetts Action**"); and (ii) the claims, counterclaims, and third-party claims filed by and between Plaintiff/Counter-Defendant Kind Therapeutics USA, LLC, Third-Party Defendants, Seller, Sophia Leonard-Burns, Susan Zimmerman, and William Tham, and Defendants/Counter-Plaintiffs/Third-Party Plaintiffs, MariMed, Mari Holdings, and Buyer, Jon Levine and Robert Fireman filed in the Circuit Court for Washington County, case captioned, *Kind Therapeutics USA, LLC v. MariMed, Inc., et al.*, Case No. C-21-CV-19-000670 (the "**Maryland Action**").

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I
DEFINITIONS

1.1 Definitions. For purposes of this Agreement, each capitalized term used, but not otherwise defined, herein, has the meaning set forth on Exhibit A attached hereto.

ARTICLE II
PURCHASE AND SALE; DEPOSIT; ESCROW; CLOSING

2.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, at the Closing, the Seller agrees to sell, transfer and assign to Buyer, and Buyer agrees to purchase and acquire from the Seller, all of such Seller's right, title and interest in and to the Purchased Units, free and clear of all Encumbrances.

2.2 The Closing. The closing of the transactions contemplated by this Agreement (the "**Closing**") shall be subject to the satisfaction or waiver of the conditions set forth in ARTICLE V (other than conditions which, by their nature, are to be satisfied on the Closing Date, but subject to the satisfaction (or waiver) of such conditions), remotely via the electronic exchange of counterpart signature pages, or at such other location and time as Buyer and the Seller shall agree (the date of the Closing being referred to herein as the "**Closing Date**").

2.3 Purchase Price. The purchase price for the Mari Holdings Units shall be $1,000,000 (the "**Mari Holdings Purchase Price**") and the purchase price for the MIA Units shall be $1,000,000 (the "**MIA Purchase Price**, and together with the Mari Holdings Purchase Price, the "**Purchase Price**"). At the Closing, Buyer shall deliver (or cause to be delivered) the Purchase Price to the Seller in cash by wire transfer of immediately available funds in accordance with the wire

instructions provided by the Seller to Buyer no later than three (3) Business Days prior to the Closing Date.

2.4 Withholding. Buyer shall, after reasonable prior notice of any intended deduction or withholding including the amount and the reason for the withholding, be entitled to deduct and withhold (or cause to be deducted and withheld) from any amount otherwise payable with respect to this Agreement such amounts as may be required to be deducted and withheld therefrom or with respect thereto under the Internal Revenue Code of 1986, as amended, or other applicable U.S. state or local or non-U.S. Tax Legal Requirement. To the extent that amounts are so deducted or withheld, such amounts (a) shall be timely remitted to the applicable Taxing authority and (b) shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

2.5 Tax Provisions. The Parties agree that Mari Holdings and MIA shall use the closing of the books method to allocate income of Mari Holdings and MIA, respectively, through the Closing Date. Prior to the Closing Date, Mari Holdings and MIA shall make all distributions to the members in the ordinary course of business and in accordance with their respective Operating Agreements. Mari Holdings and MIA will timely provide Seller a Schedule K-1 for 2021 and for 2022 and the Tax Distributions she is entitled to under Section 5.5 of their respective Operating Agreements.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby represents and warrants to Buyer as of the date hereof, and at and as of the Closing Date, as follows:

3.1 Enforceability. This Agreement and each other agreement or instrument executed and delivered by the Seller at the Closing and specifically related to the sale of the Purchased Units (collectively, the "**Seller Closing Documents**") constitute, or upon its execution and delivery will constitute, the legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with their terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, fraudulent conveyance, reorganization, or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity which may limit the availability of remedies (whether in a proceeding at law or in equity) (collectively, the "**Enforceability Exceptions**").

3.2 No Violation, Etc. Subject to any consents or approvals required under the terms of the Operating Agreements of Mari Holdings and MIA, respectively, the execution and delivery of this Agreement and each Seller Closing Document by the Seller, and the performance of her obligations hereunder and thereunder does not and will not violate, or conflict with, or result in a breach of any provision of, or constitute a default or give rise to any right of termination, cancellation or acceleration (with the passage of time, notice or both) under any Contract to which the Seller is a party or by which the Seller is bound. Without limiting the foregoing, the Seller has not granted any right to any Person which would conflict with the sale transactions contemplated by this Agreement. Subject to any consents or approvals required under the terms of the Operating Agreements of Mari Holdings and MIA, respectively, the Seller is not required to give any notice to or obtain any consent from any Person in connection with the Seller's execution and delivery of this Agreement or any of

the Seller Closing Documents, or the consummation or performance of the transactions contemplated hereby or thereby.

3.3 Title. The Seller is the lawful owner of, and has good and marketable title to, all of Purchased Units, free and clear of all Encumbrances. The Seller has not granted a currently effective power of attorney or proxy to any person with respect to all or any part of the Purchased Units. There are no outstanding options, warrants or other similar rights in respect of the Purchased Units and, except as set forth in this Agreement, the Seller is not a party to or bound by any agreement, undertaking or commitment to, directly or indirectly, sell, exchange or transfer the Purchased Units. At the Closing, the Seller shall deliver to Buyer good and valid title to the Purchased Units, free and clear of all Encumbrances. Other than the Purchased Units, Seller does not hold any ownership interest or other equity security of Mari Holdings or MIA, security convertible into any ownership interest or equity security, or options, warrants or other similar rights to acquire an ownership interest in Mari Holdings or MIA.

3.4 Legal Proceedings. Other than the Massachusetts Action, there is no pending or, to the Knowledge of the Seller, threatened Proceeding by or against the Seller (i) that relates to or may affect any of the Purchased Units, or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the transactions contemplated hereby.

3.5 Brokers or Finders. The Seller has not incurred any obligation or Liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payments in connection with the transactions contemplated hereby.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to the Seller as of the date hereof, and at and as of the Closing Date, as follows:

4.1 Organization And Good Standing; Enforceability. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. This Agreement and each other agreement or instrument executed and delivered by Buyer at the Closing (collectively, the "**Buyer Closing Documents**") have been duly authorized by all requisite action on the part of Buyer and constitute, or upon its execution and delivery will constitute, the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms, subject to the Enforceability Exceptions.

4.2 No Violation, Etc. The execution and delivery of this Agreement and each Buyer Closing Document by Buyer, and the performance of Buyer's obligations hereunder and thereunder, does not and will not (a) violate or conflict with any provision of the governing documents of Buyer or (b) violate or conflict with any Legal Requirement to which Buyer or any of its properties or assets are subject. The transfer of the Purchased Units from the Seller to Buyer in accordance with the terms of this Agreement does not and will not (i) conflict with any provision of the Articles of Organization or Operating Agreement of either Mari Holdings or MIA or (ii) any applicable Legal Requirement. Buyer has received all written consents of the members and managers of Mari

Holdings or MIA which are required on the part of Mari Holdings and MIA, including under their respective Articles of Organization and Operating Agreements, in connection with the execution and delivery of this Agreement and/or the transfer of the Purchased Units consummation of the transactions contemplated hereby and thereby. Buyer has provided to Seller copies of all such consents or resolutions.

4.3 Brokers or Finders. Buyer has not incurred any obligation or Liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with the transactions contemplated hereby.

4.4 Legal Proceedings. Other than the Massachusetts Action, there is no pending or, to the Knowledge of the Buyer, threatened Proceeding by or against Buyer that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the transactions contemplated hereby.

ARTICLE V
CONDITIONS TO CLOSING

5.1 Conditions Precedent to Obligations of the Parties. The obligations of the Parties to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing, of the following conditions, any or all of which may be waived in a written instrument signed by Buyer and the Seller:

(a) No Injunction, Etc. No proceeding commenced by a Governmental Body shall be pending or threatened against any Party seeking to restrain or prohibit the transactions contemplated by this Agreement, and there shall be no Judgment of any nature of any Governmental Body of competent jurisdiction or any Legal Requirement that is in effect that restrains, prohibits or prevents the consummation of the transactions contemplated hereby or that has the effect of rendering it unlawful to consummate the transactions contemplated hereby.

(b) Kind Purchase Agreement. The closing of the transactions contemplated by the Kind Purchase Agreement shall have occurred prior to the Closing, or shall occur simultaneously with the Closing.

(c) Ruling on Motion for Approval of Settlement Agreement: Receipt of a ruling by the Massachusetts Court on the Motion for Approval of the Settlement Agreement described in Section 2(a) thereof.

5.2 Conditions Precedent to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing, of the following conditions, any or all of which Buyer may waive in writing:

(a) Representations and Warranties. Each of the representations and warranties made by the Seller in this Agreement shall be true and correct in all material respects as of the Closing Date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all material respects as of that specified date).

(b) Covenants. The Seller shall have duly performed in all material respects all of the covenants, acts and undertakings required to be performed by her prior to the Closing under this Agreement.

(c) Assignment of Units. The Seller shall have delivered to Buyer (i) an assignment of membership units with respect to the Mari Holdings Units, and (ii) an assignment of membership units with respect to the MIA Units, each substantially in the form of Exhibit B attached hereto, duly executed by the Seller.

5.3 Conditions Precedent to Obligations of the Seller. The obligations of the Seller to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing, of the following conditions, any or all of which the Seller may waive in writing:

(a) Representations and Warranties. Each of the representations and warranties made by Buyer in this Agreement shall be true and correct in all material respects as of the Closing Date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all material respects as of that specified date).

(b) Purchase Price. Buyer shall have paid the Purchase Price in full as provided in this Agreement.

(c) Covenants of Buyer. Buyer shall have duly performed in all material respects all of the covenants, acts and undertakings required to be performed by it prior to the Closing under this Agreement.

ARTICLE VI
TERMINATION

6.1 Termination of Agreement. This Agreement may be terminated at any time prior to the Closing as follows:

(a) The Parties may terminate this Agreement by mutual written consent at any time prior to the Closing in a written instrument signed by Buyer and the Seller; or

(b) This Agreement shall automatically terminate upon termination of the Kind Purchase Agreement, prior to closing thereunder.

6.2 Effect of Termination.

(a) If this Agreement is terminated pursuant to Section 6.1 above, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party, except as set forth in the Settlement Agreement and Kind Purchase Agreement, and provided that the provisions set forth in this ARTICLE VI and ARTICLE VIII shall survive the termination of this Agreement for any reason. No termination of this Agreement shall relieve any Party of liability for its intentional breach or violation of this Agreement.

ARTICLE VII
INDEMNIFICATION

7.1 Indemnification Obligations of the Seller. From and after the Closing, the Seller shall indemnify Buyer and its Affiliates, and its and their respective officers, directors, employees, agents, representatives, successors and permitted assigns (collectively, the "**Buyer Indemnified Persons**") from and against any and all actions, suits, proceedings, claims, demands, debts, liabilities, obligations, losses, damages, costs and expenses, including reasonable attorney's fees (collectively, "**Losses**") which any Buyer Indemnified Person may suffer as a result of, in connection with or relating to any of the following:

(a) Any breach or inaccuracy of any representation or warranty of the Seller contained in this Agreement or any other schedule, agreement, certificate or other document delivered or caused to be delivered by or on behalf of the Seller in connection herewith;

(b) any nonfulfillment or breach of any covenant, agreement or other provision by the Seller at any time under this Agreement or any schedule, agreement, certificate or other document delivered or caused to be delivered by or on behalf of the Seller in connection herewith; and

(c) any fraud or intentional misrepresentation by or on behalf of the Seller.

7.2 Indemnification Obligations of Buyer. From and after the Closing, Buyer shall indemnify the Seller from and against any and all Losses which the Seller may suffer as a result of, in connection with or relating to any of the following:

(a) any breach or inaccuracy of any representation or warranty of Buyer contained in this Agreement or any other schedule, agreement, certificate or other document delivered or caused to be delivered by or on behalf of Buyer in connection herewith;

(b) any nonfulfillment or breach of any covenant, agreement or other provision by Buyer at any time under this Agreement or any Schedule, agreement, certificate or other document delivered or caused to be delivered by or on behalf of Buyer in connection herewith;

(c) any Taxes imposed on Seller by any Governmental Body with respect to the Purchased Units as a result of any audit or review of any Tax returns of Mari Holdings or MIA as to which Seller was or is a Member; and

(d) any fraud or intentional misrepresentation by or on behalf of Buyer.

7.3 Survival; Limitations.

(a) Survival. Subject to the limitations set forth herein, the representations, warranties and covenants contained herein shall survive the Closing for a period of eighteen (18) months. Notwithstanding any provisions hereof to the contrary, (i) Seller shall not be required to indemnify any Buyer Indemnified Person with respect to claims for indemnification pursuant to Section 7.1 and (ii) Buyer shall not be required to indemnify Seller with respect to claims for indemnification pursuant to Section 7.2, in each case, for an amount of indemnifiable Losses in

excess of the Purchase Price in the aggregate (except in the case of fraud or intentional misrepresentation).

(b) No Contribution. For the avoidance of doubt, the Seller may not assert any right of indemnification, contribution or subrogation against Mari Holdings, MIA or any successor entity for any Loss for which any Buyer Indemnified Persons are entitled to be indemnified under this Agreement.

7.4 Third Party Claims.

(a) If any Proceeding is initiated by any Third Party (a "**Third Party Claim**") against any Person entitled to seek indemnification under this ARTICLE VII (an "**Indemnified Party**"), and if such Indemnified Party intends to seek indemnification with respect thereto under this ARTICLE VII, such Indemnified Party shall promptly, after receipt of written notice of such Proceeding, provide written notice of such Proceeding to the party or parties from whom the Indemnified Party intends to seek indemnification, which notice shall describe such Proceeding in reasonable detail and the amount claimed in respect thereof (if known and quantifiable); *provided* that the failure to so notify shall not relieve any party (such indemnifying party, the "**Indemnitor**") from its indemnification obligations hereunder unless and to the extent the Indemnitor shall be actually and materially prejudiced by such failure to so notify.

(b) The Indemnified Party will have the right to defend the Third Party Claim, and the Indemnitor shall cooperate in good faith in such defense. The Seller and Buyer shall cooperate with each other in all reasonable respects in connection with the defense of any Third Party Claim, including making available records relating to such Third Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, personnel and records of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third Party Claim.

7.5 Purchase Price Adjustment. All indemnification payments made under this ARTICLE VII shall be deemed to be an adjustment to Purchase Price for Tax purposes, unless otherwise required by Legal Requirements.

ARTICLE VIII
MISCELLANEOUS

8.1 Expenses. Except as expressly set forth herein, in the Kind Purchase Agreement or in the Settlement Agreement, each Party to this Agreement shall pay all of the costs and expenses (including, without limitation, legal fees and expenses) incurred by it in negotiating and preparing this Agreement (and all other agreements, certificates, instruments and documents executed in connection herewith) and in consummating the transactions contemplated hereby.

8.2 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient's next business day, (c) three (3) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit

with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the Parties at the addresses as set forth below, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 8.2.

If to Buyer, to:

MariMed Advisors, Inc.
10 Oceana Way, Floor 2
Norwood, MA 02062
Attention: Jon Levine
Email: jlevine@marimedinc.com

with a copy to (which shall not constitute notice):

Foley Hoag LLP
155 Seaport Boulevard
Boston, MA 02210
Facsimile No.: 617-832-7000
Attention: Erica Rice, Esq.
Email: erice@foleyhoag.com

If to the Seller:

Jennifer DiPietro
16604 Norbeck Farm Drive
Olney, Maryland 20832
Email: jdipi91885@aol.com

with a copy to (which shall not constitute notice):

Miles & Stockbridge P.C.
100 Light Street
Baltimore, MD 21202
Attention: John E. McCann, Jr., Esq.
E-mail: jmccann@milesstockbridge.com

8.3 Entire Understanding; Amendments. This Agreement, the Kind Purchase Agreement and the Settlement Agreement, together with the exhibits and schedules hereto and thereto, and the other documents, certificates, agreements and other instruments delivered in connection with the transactions contemplated hereby and thereby, states the entire understanding among the Parties with respect to the subject matter hereof and supersedes all prior oral and written communications and agreements with respect to the subject matter hereof, including the Term Sheet among the Parties dated as of December 17, 2021. In the event of any conflict between this Agreement and the Settlement Agreement, the Settlement Agreement shall control; provided, however, that if this Agreement terminates prior to Closing for any reason, the remedies of the Parties shall be limited to the remedies provided in Section 8.3 of the Kind Purchase Agreement.

This Agreement shall not be amended or modified except in a written document signed by Buyer and the Seller.

8.4 Parties in Interest; Assignment; No Waivers; No Third Party Rights. This Agreement shall bind, benefit, and be enforceable by the Parties and their respective successors, legal representatives and assigns, heirs, executors, administrators and personal representatives. No Party may assign this Agreement or its obligations hereunder without the prior written consent of all other Parties hereto. No waiver with respect to this Agreement shall be enforceable unless in writing and signed by the Party against whom enforcement of such waiver is sought. No failure to exercise, delay in exercising or single or partial exercise of any right, power or remedy by any Party, and no course of dealing between or among any of the Parties, shall constitute a waiver of, or shall preclude any other or further exercise of, the same or any other right, power or remedy. Except as may be expressly set forth in this Agreement, nothing herein will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement.

8.5 Further Assurances. At any time and from time to time after the Closing Date, at the request of a Party and without further consideration, the other Parties shall promptly execute and deliver all such further agreements, certificates, instruments and documents and perform such further actions as such Party may reasonably request, in order to fully consummate the transactions contemplated hereby and carry out the purposes and intent of this Agreement.

8.6 Severability. If any provision of this Agreement is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto, and the Parties agree that this Agreement shall be reformed to replace such unenforceable provisions with a valid and enforceable provision that comes as close as possible to expressing the intent of the unenforceable provision.

8.7 Counterparts; Electronic Signatures. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, *e.g.*, www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

8.8 Governing Law; Exclusive Jurisdiction.

(a) This Agreement and the respective rights and obligations of the parties under this Agreement shall be governed by, and shall be determined under, the internal laws of the State of Maryland without regard to choice of law principles.

(b) Each Party irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any Judgment in respect hereof brought by another Party hereto or its successors or assigns shall be brought and determined exclusively in the state or federal courts located in Maryland. Each Party hereby irrevocably submits with regard to any action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each Party hereby irrevocably waives, and agrees

not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to Judgment, attachment in aid of execution of Judgment, execution of Judgment or otherwise), and (c) to the fullest extent permitted by applicable Legal Requirements, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts

8.9 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AND ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

8.10 Enforcement. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy to which they are entitled at law or in equity, without posting bond or other security.

8.11 Remedies. Any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.

8.12 Rules of Construction. The Parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first set forth above.

BUYER:

MARIMED ADVISORS INC.

DocuSigned by:

By: Jon Levine
290472DE3CC14B3...
Name: Jon Levine
Title: Manager

SELLER:

____
Jennifer DiPietro

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first set forth above.

BUYER:

MARIMED ADVISORS INC.

By: ______________________________
Name: Jon Levine
Title: Manager

SELLER:

DocuSigned by:
Jennifer Dipietro
E41ACABEF52A4E8...
____
Jennifer DiPietro